EXHIBIT 1

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PRINCIPAL OFFICERS AND DIRECTORS OF
THE HILLMAN COMPANY, ALL OF WHOM ARE U.S. CITIZENS

Name and Address                    Title

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Henry L. Hillman                    Chairman of the Executive Committee
2000 Grant Building               and Director
Pittsburgh, Pennsylvania 15219

C. G. Grefenstette               Chairman of the Board and
2000 Grant Building               Director
Pittsburgh, Pennsylvania 15219

Lawrence M. Wagner               President, Chief Executive Officer
2000 Grant Building               and Director
Pittsburgh, Pennsylvania 15219

H. Vaughan Blaxter, III               Vice President, Secretary, General
1900 Grant Building               Counsel and Director
Pittsburgh, Pennsylvania 15219

Mark J. Laskow                    Vice President and Director
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Anthony J. Burlando               Vice President - Risk Management
1900 Grant Building
Pittsburgh, Pennsylvania 15219

James R. Philp                    Vice President - Personnel and
2000 Grant Building               Administration
Pittsburgh, Pennsylvania 15219

Richard M. Johnston               Vice President - Investments and
2000 Grant Building               Director
Pittsburgh, Pennsylvania 15219

      John W. Hall                    Vice President - Accounting and
1800 Grant Building               Information Services
Pittsburgh, Pennsylvania 15219

Timothy O. Fisher                    Vice President
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Bruce I. Crocker                    Vice President
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Denis P. McCarthy                    Vice President
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Timothy P. HallVice President
2000 Grant Building
Pittsburgh, PA 15219

Joseph C. ManzingerVice President
2000 Grant Building
Pittsburgh, PA 15219

Maurice J. WhiteVice President, Shareholder Services
1800 Grant Building
Pittsburgh, PA 15219

Charles H. Bracken, Jr.               Vice President
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Eric C. Johnson               Treasurer
2000 Grant Building
Pittsburgh, Pennsylvania 15219

D. Richard Roesch                    Assistant Treasurer
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Michael S. Adamcyk               Assistant Secretary and
2000 Grant Building               Assistant Treasurer
Pittsburgh, Pennsylvania 15219

      Mary Black Strong                    Assistant Treasurer
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Carol J. Cusick Riley               Vice President, Associate General
1900 Grant Building               Counsel and Assistant Secretary
Pittsburgh, Pennsylvania 15219

Cornel Conley                    Controller - Corporate
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Mark M. Poljak                    Controller - Taxes
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Elsie H. Hillman                    Director
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Audrey Hillman FisherDirector
2000 Grant Building
Pittsburgh, PA 15219


PRINCIPAL OFFICERS AND DIRECTORS OF
WILMINGTON INVESTMENTS, INC., ALL OF WHOM ARE U.S. CITIZENS

H. Vaughan Blaxter, III          President and Secretary
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Andrew H. McQuarrie               Vice President, Chief Financial Officer,
824 Market Street, Suite 900          Treasurer and Director
Wilmington, Delaware 19801

Lario M. Marini                    Senior Vice President and Director
Wilmington Trust Center
Wilmington, Delaware 19801

Richard H. Brown                    Assistant Vice President and
824 Market Street, Suite 900          Assistant Secretary
Wilmington, Delaware 19801

      Eric C. Johnson               Assistant Secretary and
2000 Grant Building               Assistant Treasurer
Pittsburgh, Pennsylvania 15219

Jody B. Cosner                    Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

Joan E. Bachner                    Assistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Darlene ClarkeDirector
824 Market Street, Suite 900
Wilmington, Delaware 19801


PRINCIPAL OFFICERS AND DIRECTORS OF
WILMINGTON SECURITIES, INC., ALL OF WHOM ARE U.S. CITIZENS

H. Vaughan Blaxter, III          President
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Andrew H. McQuarrie               Vice President, Chief Financial
824 Market Street, Suite 900          Officer, Treasurer and Director
Wilmington, Delaware 19801

Lario M. Marini                    Senior Vice President and Director
Wilmington Trust Center
Wilmington, Delaware 19801

Richard H. Brown                    Assistant Vice President and
824 Market Street, Suite 900          Assistant Secretary
Wilmington, Delaware 19801

Marian F. Dietrich               Secretary
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Eric C. Johnson               Assistant Secretary and
2000 Grant Building               Assistant Treasurer
Pittsburgh, Pennsylvania 15219

      Jody B. Cosner                    Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

Joan E. Bachner                    Assistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Darlene ClarkeDirector
824 Market Street, Suite 900
Wilmington, Delaware 19801


PRINCIPAL OFFICERS AND DIRECTORS OF
HCC INVESTMENTS, INC. AND JULIET CHALLENGER, INC.,
ALL OF WHOM ARE U.S. CITIZENS

H. Vaughan Blaxter, III          President and Secretary
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Andrew H. McQuarrie               Vice President, Chief Financial
824 Market Street, Suite 900          Officer, Treasurer and Director
Wilmington, Delaware 19801

Lario M. Marini                    Senior Vice President and Director
Wilmington Trust Center
Wilmington, Delaware 19801

Richard H. Brown                    Assistant Vice President and
824 Market Street, Suite 900          Assistant Secretary
Wilmington, Delaware 19801

Eric C. Johnson               Assistant Secretary and
2000 Grant Building               Assistant Treasurer
Pittsburgh, Pennsylvania 15219

Jody B. Cosner                    Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

Joan E. Bachner                    Assistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Darlene ClarkeDirector
824 Market Street, Suite 900
Wilmington, Delaware 19801


PRINCIPAL OFFICERS AND DIRECTORS OF
HILLMAN PROPERTIES WEST, INC., ALL OF WHOM
ARE U.S. CITIZENS

H. Vaughan Blaxter, III          President, Secretary and Director
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Andrew H. McQuarrie               Vice President, Treasurer
824 Market Street, Suite 900          and Director
Wilmington, Delaware 19801

Lario M. Marini                    Senior Vice President and Director
Wilmington Trust Center
Wilmington, Delaware 19801

Dale L. ClemensVice President and General Manager,
2011 Palomar RoadCarlsbad
Carlsbad, California 92009

Stephen P. SmithVice President
2030 Main Street, Suite 640
Irvine, California 92614

Christopher D. HarrisVice President
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Richard H. Brown                    Assistant Vice President and
824 Market Street, Suite 900          Assistant Secretary
Wilmington, Delaware 19801

Eric C. Johnson               Assistant Secretary and
2000 Grant Building               Assistant Treasurer
Pittsburgh, Pennsylvania 15219

Michael S. Adamcyk               Assistant Treasurer
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Jody B. Cosner                    Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

Joan E. Bachner                    Assistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Russell W. Ayres, IIIDirector
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Carol Cusick RileyDirector
1900 Grant Building
Pittsburgh, Pennsylvania 15219


GENERAL PARTNERS OF: HILLMAN MEDICAL VENTURES 1990 L.P., HILLMAN MEDICAL VENTURES 1991 L.P., HILLMAN MEDICAL VENTURES 1992 L.P., HILLMAN MEDICAL VENTURES 1994 L.P., and HILLMAN MEDICAL VENTURES 1995 L.P., BOTH OF WHICH WERE ORGANIZED
IN THE U.S.

Hillman/Dover Limited Partnership
824 Market Street, Suite 900
Wilmington, Delaware 19801

Cashon Biomedical Associates L.P.
One Tower Bridge, Suite 1350
100 Front Street
Conshohocken, Pennsylvania 19428


GENERAL PARTNER OF HILLMAN/DOVER LIMITED PARTNERSHIP, WHICH
WAS ORGANIZED IN THE U.S.

Wilmington Securities, Inc.
824 Market Street, Suite 900
Wilmington, Delaware 19801


      GENERAL PARTNERS OF CASHON BIOMEDICAL ASSOCIATES L.P.,
ALL OF WHOM ARE U.S. CITIZENS

Charles G. Hadley
One Tower Bridge, Suite 1350
100 Front Street
West Conshohocken, Pennsylvania 19428

Hal S. Broderson
One Tower Bridge, Suite 1350
100 Front Street
West Conshohocken, Pennsylvania 19428

Ronald J. Brenner
One Tower Bridge, Suite 1350
100 Front Street
West Conshohocken, Pennsylvania 19428


TRUSTEES OF THE HENRY L. HILLMAN TRUST U/A
DATED NOVEMBER 18, 1985, ALL OF WHOM ARE U.S. CITIZENS

Henry L. Hillman
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Elsie Hilliard Hillman
2000 Grant Building
Pittsburgh, Pennsylvania 15219

C. G. Grefenstette
2000 Grant Building
Pittsburgh, Pennsylvania 15219


TRUSTEES OF THE FOUR HILLMAN TRUSTS DATED 11/16/64, BOTH
WHOM ARE U.S. CITIZENS

C. G. Grefenstette
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Thomas G. Bigley
One Oxford Centre, 28th floor
Pittsburgh, Pennsylvania 15219
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